                                                                    EXHIBIT 99.1


              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1996-4 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1996-4
                       AGREEMENT DATED NOVEMBER 1, 1996

                     SERVICER'S MONTHLY REMITTANCE REPORT

                                 Principal      Current     Principal      Principal
                  Original     Balance Before    Pass       Remittance      Carry     Interest
   Class         Face Value     Distribution    Through  (Including Turbo) Forward   Remittance
-----------------------------------------------------------------------------------------------
    A-1        100,750,000.00   98,095,847.01     6.12%     3,139,861.72     0.00    500,288.82
    A-2         37,740,000.00   37,740,000.00     6.14%             0.00     0.00    193,103.00
    A-3         50,270,000.00   50,270,000.00     6.28%             0.00     0.00    263,079.67
    A-4         27,520,000.00   27,520,000.00     6.45%             0.00     0.00    147,920.00
    A-5         37,100,000.00   37,100,000.00     6.53%             0.00     0.00    201,885.83
    A-6         56,620,000.00   56,620,000.00     6.87%             0.00     0.00    324,149.50
    A-7         44,340,000.00   44,340,000.00     7.09%             0.00     0.00    261,975.50
    A-8         21,950,000.00   21,950,000.00     7.31%             0.00     0.00    133,712.08
Certificates    23,710,000.00   23,710,000.00     7.60%             0.00     0.00    150,163.33
     R                   0.00    1,859,588.11     0.00%             0.00     0.00          0.00
-----------------------------------------------------------------------------------------------
   Totals      400,000,000.00  399,205,435.12               3,139,861.72           2,176,277.73
-----------------------------------------------------------------------------------------------
               Interest
                Carry        Total            Over    Allocated     Ending         Pool
   Class       Forward   Distribution     Collateral.  Losses       Balance       Factor
-------------------------------------------------------------------------------------------
    A-1          0.00    3,640,150.54           0.00      0.00   94,955,985.29   94.249117%
    A-2          0.00      193,103.00           0.00      0.00   37,740,000.00  100.000000%
    A-3          0.00      263,079.67           0.00      0.00   50,270,000.00  100.000000%
    A-4          0.00      147,920.00           0.00      0.00   27,520,000.00  100.000000%
    A-5          0.00      201,885.83           0.00      0.00   37,100,000.00  100.000000%
    A-6          0.00      324,149.50           0.00      0.00   56,620,000.00  100.000000%
    A-7          0.00      261,975.50           0.00      0.00   44,340,000.00  100.000000%
    A-8          0.00      133,712.08           0.00      0.00   21,950,000.00  100.000000%
Certificates     0.00      150,163.33           0.00      0.00   23,710,000.00  100.000000%
     R           0.00            0.00   2,038,114.92      0.00    3,897,703.03    0.000000%
-------------------------------------------------------------------------------------------
   Totals                5,316,139.45                           398,103,688.32
-------------------------------------------------------------------------------------------


AMOUNTS PER 1,000                      Principal
                                    Balance Before  Principal      Interest      Total         End
   CLASS              CUSIP          Distribution  Remittance     Remittance  Distribution   Balance
------------------------------------------------------------------------------------------------------
    A-1            337925 AK7          973.656050   31.164881       4.965646   36.130526    942.491169
    A-2            337925 AL5         1000.000000    0.000000       5.116667    5.116667   1000.000000
    A-3            337925 AM3         1000.000000    0.000000       5.233333    5.233333   1000.000000
    A-4            337925 AT8         1000.000000    0.000000       5.375000    5.375000   1000.000000
    A-5            337925 AN1         1000.000000    0.000000       5.441667    5.441667   1000.000000
    A-6            337925 AP6         1000.000000    0.000000       5.725000    5.725000   1000.000000
    A-7            337925 AQ4         1000.000000    0.000000       5.908333    5.908333   1000.000000
    A-8            337925 AR2         1000.000000    0.000000       6.091667    6.091667   1000.000000
Certificates                          1000.000000    0.000000       6.333333    6.333333   1000.000000

        Determination Date                                    01/03/97
        Distribution Date                                     01/10/97

        Original weighted average sercurities rate =             6.57%
        Current weighted average sercurities rate =              6.57%

              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1996-4 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1996-4
                        AGREEMENT DATED NOVEMBER 1, 1996

                      SERVICER'S MONTHLY REMITTANCE REPORT
--------------------------------------------------------------------------------


Available Collection Amount                                                                                            5,537,987.36

COLLECTIONS ON THE MORTGAGE LOANS:

                                                                                      Interest         Principal           Total
                                                                                     ------------     -----------      ------------
Scheduled Monthly Payments                                                           3,115,626.09      315,078.95      3,430,705.04
Recovery of Delinquent Scheduled Payments                                              705,588.47       71,207.12        776,795.59
Principal Prepayments                                                                  333,119.58      658,566.12        991,685.70
Repurchases                                                                                  0.02       56,894.61         56,894.63
FHA Claims                                                                                   0.00            0.00              0.00
Foreclosure Collections                                                                      0.00            0.00              0.00

Total                                                                                4,154,334.16    1,101,746.80      5,256,080.96

FEES:

Servicing Fee                                                                                                            218,563.42
Trustee Fee                                                                                                                1,165.67
Custodian Fee                                                                                                              3,497.01
Certificate Guaranty Insurance                                                                                                 0.00
Owner Trustee Fee                                                                                                              0.00

Total Fees:                                                                                                              223,226.10

OVERCOLLATERALIZATION INFORMATION:

Original Overcollateralization Amount                                                                                          0.00
Current Overcollateralization Amount                                                                                   3,897,703.03
Interim Required Overcollaterlization Amount                                                                          16,000,000.00
Required Overcollaterlization Amount                                                                                  29,000,000.00
Current Credit Support Multiple                                                                                                1.00
Is Due Period a Step Down Date?                                                                                                  No

RESERVE ACCOUNT INFORMATION

Original Reserve Account Deposit                                                                                      13,000,000.00
Current Reserve Fund Balance                                                                                          13,000,000.00
Reserve Fund Requirement                                                                                              13,000,000.00

AMOUNT IN PREFUNDING ACCOUNT:                                                                                         49,560,902.82

CAPITAL ACCOUNT INFORMATION:
Amount  Remaining in Capitalized  Interest Account                                                                       117,665.84
Amount to be Disbursed from Capitalized Interest Account to Note Distribution Account                                    271,345.94

COLLATERAL INFORMATION:
Beginning Weighted Average Remaining Maturity                                                                                   226
Ending Weighted Average Remaining Maturity                                                                                      225
Beginning Weighted Average Coupon                                                                                           14.510%
Ending Weighted Average Coupon                                                                                              14.513%
Beginning Number of Loans                                                                                                    12,192
Ending Number of Loans                                                                                                       12,164
Beginning Unpaid Principle Balance of Home Loans                                                                     349,701,467.59
Ending Unpaid Principle Balance of Home Loans                                                                        348,599,720.79
Loans Paid in Full                                                                                                                0

DELINQUENCIES:
                                                        #                     $                     % of $
                                                       --               ------------                -------
30-59 Days                                             38                 989,446.00                0.2829%
60-89 Days                                             22                 543,896.55                0.1555%
Over 90                                                 4                 122,019.04                0.0349%
Total                                                  64               1,655,361.59                0.4734%
LIQUIDATED LOANS:
                                                    Principal              Interest
Liquidation Proceeds                                  0.00                   0.00
Write-Offs                                            0.00                   0.00
Net Losses                                            0.00                   0.00

BACKUP CALCULATIONS:

DEPOSIT TO NOTE DISTRIBUTION ACCOUNT:

Principal and Interest                                              5,256,080.96
Cap Interest Release                                                  271,345.94
Guranteed Payment                                                           0.00
Reserve Account Withdrawals                                                 0.00
Collection Account Withdrawals/Collection Account Earnings             10,560.46
                                                                    ------------
Total Deposits                                                      5,537,987.36
Note Distribution Account earnings                                      1,378.19
                                                                    ------------
Note Distribution Account balance                                   5,539,365.55

WITHDRAWS FROM NOTE DISTRIBUTION ACCOUNT:

To The Note Distribution Account for Disbursement on Distribution Date Pursuant to Sections
5.01(c) paragraphs (i) to (iv)

                                                                        Remaining Balance
                                                                        -----------------
                                          Servicing Fee      218,563.42     5,320,802.13
                             Guaranty Insurance Premium            0.00     5,320,802.13
                                  Indenture Trustee Fee        1,165.67     5,319,636.46
                                      Owner Trustee Fee            0.00     5,319,636.46
                                          Custodian Fee        3,497.01     5,316,139.45
              Noteholders Interest Distributable Amount    2,026,114.40     3,290,025.05
                 Regular Principal Distributable Amount    1,101,746.80     2,188,278.25
       Excess Spread to Class A-1 note as a part of the    2,038,114.92       150,163.33
     Noteholders Monthly Principal distributable Amount

To the Certificate Distribution Account for Disbursement pursuant to section 5.06 on the distribution date.

        Certificateholder Interest Distributable Amount      150,163.33             0.00
       Certificateholder Principal Distributable Amount            0.00             0.00
                Securities Insurer Reimbursement Amount            0.00             0.00
                 OverCollateralization Reduction Amount            0.00             0.00
                            Reimbured Servcing Advances            0.00             0.00

RESERVE ACCOUNT:

Beginning balance                                                        13,016,081.11
Current deposits                                                                  0.00
Current earnings                                                             55,763.15
Withdraw of excess reserve account amount to residual interest holders       71,844.26
Ending balance                                                           13,000,000.00


CAPITALIZED INTEREST:

Beginning balance:                                                          280,156.77
Capitalized interest acct requirement (projected interest shortfall)        117,665.84


Less amount to be released to residual interest                             105,021.95
Holder on Dec. 10 pursuant to section 5.04(d)

Less amount to be distributed to note distribution                          271,345.94
Account on Dec. 6 required by section 5.04(a)

Plus Account earnings posted in due period                                    1,465.25
     Prefunding account earnings posted in due period                       212,411.71

Ending balance on distribution date                                         117,665.84


PREFUNDING ACCOUNT:

Beginning balance                                                        49,560,902.82

Less draw for first funding                                                       0.00

Less amount to be distributed to note distribution                                0.00
Account required by section 5.03 (c)

Less amount to be distributed to certificate distribution                         0.00
Account required by section 5.03 (c)

Ending balance                                                           49,560,902.82